Enterprise Financial Services Corp Fourth Quarter 2022 Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “opportunity,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Guiding People to a Lifetime of Financial Success Company Highlights Vision To be a company where our associates are proud to work, that delivers ease of navigation to our customers and value to our investors, while helping our communities flourish. Target Market Privately held businesses, business owners and professionals in vibrant and high growth markets of Arizona, California, Kansas, Missouri, Nevada and New Mexico. • EFSC incorporated in 1996 • Enterprise Bank & Trust chartered as a Missouri trust company • 1,000+ associates • Nasdaq listed: ◦ Common stock trading symbol EFSC ◦ Depositary shares trading symbol EFSCP Growth History $5.3 $5.6 $7.3 $9.8 $13.7 $13.3 $4.4 $6.1 $8.5 $11.2 $0.9 $1.2 $1.3 $2.5 $ in Billions 3

Key Metrics Credit Profitability Balance Sheet Peer Banks $10-50B Median Top Quartile 2022 FY2021 Return on average tangible common equity(1) 19.10% 18.29% 15.48% 16.96 % Net interest margin 3.89% 3.41% 2.98% 3.18 % Efficiency ratio(2) 49.77% 49.47% 56.30% 49.52 % Tangible common equity/tangible assets(1) 8.43% 8.13% 8.43% 9.28 % Loan/deposit ratio 89.92% 79.49% 70.79% 80.93 % Nonperforming assets/assets 0.08% 0.23% 0.30% 0.18 % Allowance for credit losses/loans 1.41% 1.61% 1.17% 1.36 % FY2020 Return on average tangible common equity(1) 12.74% 11.57% 13.44 % Net interest margin 3.56% 3.27% 3.54 % Efficiency ratio(2) 47.10% 55.70% 49.61 % Tangible common equity/tangible assets(1) 8.40% 8.63% 9.51 % Loan/deposit ratio 90.48% 80.64% 87.31 % Nonperforming assets/assets 0.45% 0.47% 0.29 % Allowance for credit losses/loans 1.89% 1.42% 1.58 % FY2019 Return on average tangible common equity(1) 18.51% 14.64% 15.81 % Net interest margin 3.80% 3.69% 4.04 % Efficiency ratio(2) 49.08% 55.34% 50.72 % Tangible common equity/tangible assets(1) 8.89% 9.29% 10.25 % Loan/deposit ratio 92.09% 91.66% 95.92 % Nonperforming assets/assets 0.45% 0.46% 0.33 % Allowance for credit losses/loans 0.81% 0.76% 0.91% (1) Non-GAAP Measure, Refer to Appendix for Reconciliation. (2) Tax equivalent; excludes amortization on intangibles. Credit Profitability Balance Sheet Credit Profitability Balance Sheet 4

Executive Leadership Team JAMES B. LALLY 55, President & Chief Executive Officer, EFSC Enterprise Tenure – 19 years KEENE S. TURNER 43, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 9 years SCOTT R. GOODMAN 59, President, Enterprise Bank & Trust Enterprise Tenure – 19 years DOUGLAS N. BAUCHE 53, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 22 years MARK G. PONDER 52, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 10 years NICOLE M. IANNACONE 43, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 8 years 5

Company Snapshot - EFSC Total Assets $13 Billion Market Cap* Operates in St. Louis Kansas City Phoenix $2.0 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has SBA loan and deposit production offices across the country. San Diego *As of January 24, 2023 Dallas 6

Differentiated Business Model: Provides Multiple Channels to Drive Growth and Earnings Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits • 41 branch locations • 52 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services • Relationships from lending specialties Geographic Footprint • Midwest ◦ St. Louis, MO ◦ Kansas City, MO • Southwest ◦ Phoenix, AZ ◦ Los Alamos, NM ◦ Santa Fe, NM ◦ Albuquerque, NM ◦ Las Vegas, NV ◦ Dallas, TX • West ◦ Los Angeles, CA ◦ San Diego, CA Fee Income Sources • Deposit service charges • Wealth management • Card services • Tax credit 7

Best-In-Class Technology Partnerships Client journey supported by a competitive digital product set. Customer surveys Salesforce integrated with core for 360 client view Client Portal Online Banking integrated with treasury products Integrations for APIs for HOA/PM Positive Pay (Check & ACH) TARGET ONBOARD SERVICE PROTECT GROW Weiland Account Analysis 8

Diversified Revenue (2022 financial data) Treasury Management $1.9B in Assets Under Management Card Services Tax Credit Services Mortgage Banking Community Development Other Services Midwest Southwest West Specialty Lending Net Interest Income Noninterest Income Midwest 35.8% Southwest 16.3% West 15.5% Specialty Lending 32.4% $474 Million Wealth Management 16.9% Card Services 19.6% Tax Credit Income 4.4% Deposit Service Charges 30.9% BOLI 5.6% Community Development 8.9%Other income 13.7% $533 Million 3.89% NIM 49.8% Core Efficiency Ratio(1) 1.9% PPNR ROAA(1) 19.1% ROATCE(1) Diversified Revenue Streams $59 Million Operating Revenue (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 9

Regional and National Markets 1 Source: 6/30/22 data for market rank and market share; S&P Global Market Intelligence. Loans* Deposits Specialty Midwest Southwest West MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 18 6 4.2% Kansas City, MO-KS 6 13 1.5% Phoenix-Mesa-Chandler, AZ 2 29 0.2% Los Alamos, NM 2 1 76.5% Santa Fe, NM 3 5 12.7% Albuquerque, NM 1 14 0.7% Las Vegas-Henderson-Paradise, NV 1 28 0.1% San Diego-Chula Vista-Carlsbad, CA 2 10 1.8% Los Angeles-Long Beach-Anaheim, CA 6 36 0.2% In Billions * Excludes $7MM of PPP and $236MM of Other loans. 4Q22 Regional Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 10

5.7% 6.5% 8.4% 13.5% Focused Loan Growth Strategies Total Loans Specialty market segments represent 34% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $560 million in loans outstanding related to Federal, Historic, and Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $635 million in M&A related loans outstanding, partnering with PE firms. Life Insurance Premium Finance $817 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $932 million guaranteed. 11

Total Loan Trends $4,350 $5,314 $7,225 $9,018 $9,737 94.8% 92.1% 90.5% 79.5% 89.9% Loans PPP Loans/Deposits In Millions PPP $272 PPP $699 PPP $7 12

Portfolio Balance Pe rc en ta ge G ro w th Drivers of Loan Growth - Year over Year 27% 59% 91% 4Q21 - 4Q22 Increase of $719 Million (2)% (7)% (37)% 23% 10% 17% CRE C&I SBA PPP LIPF Tax Credits Other RRE Sponsor Finance 10% 13

Loan Portfolio Total $9.7 Billion CRE 34.4% Construction 5.5% Residential 3.9% Other 2.4% Sponsor Finance 6.5% LIPF 8.4% Tax Credit 5.7% SBA 13.5% PPP 0.1% C&I 19.6% Loans by Product Type Real Estate/ Rental/Leasing 26.0% Finance and Insurance 16.7% Accommodation/ Food Service 9.0% Manufacturing 7.1% Other Services 5.5% Construction 5.7% Other 30.0% Loans by Industry Type LIBOR 13.9% Fixed 37.1% PPP Fixed 0.1% Prime 30.2%SOFR 13.9% Other Adjustable 4.8% Loans by Rate Type • Loans of $3.7 billion with a floor • 99.5% of loans with a floor have rates at or above the floor 14

Office Commercial Real Estate Total $443.1 Million Midwest 60.1% Southwest 26.7% West 12.0% Specialty 1.2% Office CRE Loans by Location Real Estate/ Rental/Leasing 90.8% Information 2.1% Professional Services 1.8% Retail Trade 1.0% Other Services 1.0%Other 3.3% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.18 11 $162.4 $14.8 $5-10 Million 5.22 9 64.8 7.2 $2-5 Million 5.05 40 119.5 3.0 < $2 Million 5.22 184 96.4 0.5 Total 5.19 244 $443.1 $1.8 Office CRE Loans by Size $ In Millions 15

Loan Details - LTM 4Q22 4Q21 LTM Change C&I $ 1,905 $ 1,479 $ 426 CRE Investor Owned 2,176 1,955 221 CRE Owner Occupied 1,174 1,113 61 SBA loans* 1,312 1,241 71 Sponsor Finance* 635 508 127 Life Insurance Premium Finance* 817 653 164 Tax Credits* 560 487 73 Residential Real Estate 380 431 (51) Construction and Land Development 535 626 (91) Other 236 253 (17) Subtotal $ 9,730 $ 8,746 $ 984 SBA PPP loans 7 272 (265) Total Loans $ 9,737 $ 9,018 $ 719 Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. *Specialty loan category. In Millions 16

Loan Details - QTR 4Q22 3Q22 QTR Change C&I $ 1,905 $ 1,781 $ 124 CRE, Investor Owned 2,176 2,106 70 CRE, Owner Occupied 1,174 1,133 41 SBA loans* 1,312 1,269 43 Sponsor Finance* 635 650 (15) Life Insurance Premium Finance* 817 780 37 Tax Credits* 560 508 52 Residential Real Estate 380 382 (2) Construction and Land Development 535 513 22 Other 236 220 16 Subtotal $ 9,730 $ 9,342 $ 388 SBA PPP loans 7 13 (6) Total Loans $ 9,737 $ 9,355 $ 382 Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. *Specialty loan category. In Millions 17

Total Loans By Region Specialty Lending $2,813 $3,241 $3,382 In Millions Midwest $2,939 $3,115 $3,214 Southwest $1,084 $1,161 $1,242 Note: Excludes PPP and Other loans. Certain prior period amounts have been reclassified among the categories to conform to the current period presentation. Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,657 $1,605 $1,656 18

Deposit Details - LTM 4Q22 4Q21 LTM Change Noninterest-bearing demand accounts $ 4,643 $ 4,579 $ 64 Interest-bearing demand accounts 2,256 2,466 (210) Money market accounts 2,655 2,891 (236) Savings accounts 744 800 (56) Certificates of deposit: Brokered 119 129 (10) Other 412 479 (67) Total deposits $ 10,829 $ 11,344 $ (515) Specialty deposits (included in total deposits) $ 2,524 $ 2,222 $ 302 In Millions 19

Deposit Details - QTR 4Q22 3Q22 QTR Change Noninterest-bearing demand accounts $ 4,643 $ 4,643 $ — Interest-bearing demand accounts 2,256 2,271 (15) Money market accounts 2,655 2,793 (138) Savings accounts 744 824 (80) Certificates of deposit: Brokered 119 129 (10) Other 412 398 14 Total deposits $ 10,829 $ 11,058 $ (229) Specialty deposits (included in total deposits) $ 2,524 $ 2,422 $ 102 In Millions 20

Total Deposits By Region Specialty Deposits $2,222 $2,422 $2,524 In Millions Midwest $5,525 $5,221 $4,940 Southwest $1,848 $1,827 $1,845 West $1,749 $1,588 $1,520 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 21

$4,588 $5,771 $7,985 $11,344 $10,829 0.79% 0.92% 0.32% 0.11% 0.27% Deposit Mix CD Interest-Bearing Demand Accounts DDA MMA & Savings In Millions Total Deposits $10.8 Billion 24.0% 23.0% 34.0% 40.4% 42.9% 4Q22 22

Specialty Deposits 39.5% 23.4% 14.9% 2.8% 19.4% Community Associations $998 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $589 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $377 million in deposits. Growing product line providing independent escrow services. Trust Services $70 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.5 billion represent 23% of total deposits. Includes high composition of noninterest-bearing deposits with an efficient cost of funds. Other $490 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 4Q21 1Q22 2Q22 3Q22 4Q22 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $500 $1,000 In Millions 23

63% 20% 9% 6% 8% 36% 22% 22% 9% 3% 6% 36% 24% 21% 9% 4% 51% 22% 22% Core Funding Mix Commercial Business Banking Consumer In Millions $2,939 28% $3,193 29% $1,194 12% $1,246 12% $3,690 36% $4,195 39% Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Nonmaturity Deposits 0.72% 0.27% 0.45% 0.80% 3.15% Time Deposits 0.60% 1.07% 1.09% 0.40% 0.90% Total 0.72% 0.28% 0.53% 0.79% 2.61% 1For the month ended December 31, 2022 Note: Brokered deposits: 4Q22 $482 million; 4Q21 $488 million. 61%22% 9% 6% Specialty $2,524 24% 64%2% 33% 56% 24% 19% 4Q22 4Q21 CD Maturities In Millions Balance Weighted Avg Rate 1Q23 103 0.41% 2Q23 64 0.83% 3Q23 95 0.43% 4Q23 116 1.81% Thereafter 153 1.18% $ 531 0.99% 65% 28% $2,222 20% 24

Earnings Per Share Trend - 4Q22 $1.32 $0.46 $(0.03) $(0.17) $1.58 Change in EPS 25

Earnings Per Share Trend - 2022 $3.86 $2.40 $(0.26) $0.58 $(1.23) $0.07 $(0.11) $5.31 Change in EPS *Includes impact of merger shares issued. 26

Net Interest Income Trend In Millions $191.9 $238.7 $270.0 $360.2 $473.9 3.82% 3.80% 3.56% 3.41% 3.89% 1.83% 2.16% 0.36% 0.08% 1.68% Net Interest Income Net Interest Margin Avg Fed Funds Rate 2018 2019 2020 2021 2022 27

Credit Trends for Loans 2018 2019 2020 2021 2022 NPLs/Loans 0.38% 0.50% 0.53% 0.31% 0.10 % NPAs/Assets 0.30% 0.45% 0.45% 0.23% 0.08 % ACL/NPLs 259.6% 163.8% 354.9% 517.6% 1371.9 % ACL/Loans* 1.00% 0.81% 2.31% 1.84% 1.56 % Provision expense (benefit) $ 6.6 $ 6.4 $ 65.4 $ 13.4 $ (0.6) NCO/Average loans 0.13% 0.13% 0.03% 0.14% 0.04% *Excludes guaranteed loans in 2020, 2021, and 2022. $ In Millions 28

$140.5 $(1.5) $(2.1) $136.9 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q22 Loans ACL ACL as a % of Loans Commercial and industrial $3,860 $54 1.40 % Commercial real estate 4,628 59 1.27 % Construction real estate 612 11 1.80 % Residential real estate 395 8 2.03 % Other 242 5 2.07 % Total $9,737 $137 1.41 % Reserves on sponsor finance, which is included in the categories above, represented $16.1 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans* was 1.56% *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 29

Noninterest Income Trend In Millions $38.3 $49.2 $54.5 $67.7 $59.2 $8.2 $9.9 $9.7 $10.3 $10.0 $11.7 $12.8 $11.7 $15.4 $18.3 $6.7 $9.2 $9.5 $11.9 $11.6 $8.9 $11.9 $17.0 $22.1 $16.7 $2.8 $5.4 $6.6 $8.0 $2.6 16.7% 17.1% 16.8% 15.8% 11.1% 30

Operating Expenses Trend In Millions $119.0 $165.5 $167.2 $245.9 $274.2 $42.2 $53.7 $57.2 $79.2 $109.6 $9.5 $12.5 $13.5 $16.3 $17.6 $66.0 $81.3 $92.3 $124.9 $147.0 $1.3 $18.0 $4.2 $22.1 $3.4 50.7% 50.1% 48.7% 49.7% 49.8% 31

Capital Strategy EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate Supporting Robust Asset Growth Maintain High Quality Capital Stack Maintain 8-9% TCE • Strong earnings profile • Sustainable dividend profile • Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification • Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% • Common stock repurchases ◦ 349,383 at average price of $45.65 in 2Q22 ◦ 351,090 at average price of $48.35 in 1Q22 • M&A deal structures • Drives ROATCE above peer levels 32

Capital TBV and Common Dividends per Share $20.95 $23.76 $25.48 $28.28 $28.67 $0.47 $0.62 $0.72 $0.75 $0.90 Return of Capital $30.2 $32.1 $35.1 $86.8 $66.5 $10.8 $16.6 $19.8 $26.2 $33.6$19.4 $15.5 $15.3 $60.6 $32.9 Common dividend payments Share repurchases In Millions 33

Regulatory Capital 10.0% 14.0% 13.0% 12.9% 14.9% 14.7% 14.2% 6.5% 10.0% 9.8% 9.9% 10.9% 11.3% 11.1% 8.0% 12.6%13.0% 11.4% 12.1% 11.1% 12.0% *Preliminary regulatory capital ratios 34

63% Adjustable Rate Loans High-quality, Cash-flowing Securities Portfolio with Six- Year Average Duration 42.9% Non- Interest Bearing DDA to Total Deposits 8.43% Tangible Common Equity/ Tangible Assets* Balance Sheet Positioned for Growth *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 35

Appendix Fourth Quarter 2022 EFSC Investor Presentation

Financial Highlights - 4Q22* Capital • Tangible Common Equity/Tangible Assets** 8.43%, compared to 7.86% • Tangible Book Value Per Share** $28.67, compared to $26.62 • CET1 Ratio 11.1%, compared to 11.0% • Quarterly common stock dividend increased $0.01 to $0.25 per share in first quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $60.0 million, up $9.8 million; EPS $1.58 • Net Interest Income $138.8 million, up $14.5 million; NIM 4.66% • PPNR** $78.6 million, up $13.7 million • ROAA 1.83%, compared to 1.51%; PPNR ROAA** 2.40%, compared to 1.96% • ROATCE** 22.62%, compared to 18.82% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 37

Financial Highlights, continued - 4Q22* *Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $9.7 billion, up $382.2 million • Loan/Deposit Ratio 90% • Deposits $10.8 billion, down $228.4 million • Noninterest-bearing Deposits/Total Deposits 43% Asset Quality • Nonperforming Loans/Loans 0.10% • Nonperforming Assets/Assets 0.08% • Allowance Coverage Ratio 1.41%; 1.56% adjusted for guaranteed loans 38

Financial Highlights - 2022* Capital • Tangible Common Equity/Tangible Assets** 8.43%, compared to 8.13% • Tangible Book Value Per Share** $28.67, compared to $28.28 • Common stock dividend increased to $0.90 per share, compared to $0.75 per share • Repurchased 700,473 shares at average price of $47.00 per share • Net Income $203.0 million, up $70.0 million; EPS $5.31 compared to $3.86 • Net Interest Income $473.9 million, up $113.7 million; NIM 3.89% compared to 3.41% • PPNR** $258.8 million, up $51.3 million • ROAA 1.52%, compared to 1.16%; PPNR ROAA** 1.94%, compared to 1.81% • ROATCE** 19.10%, compared to 14.18% Earnings *Comparisons noted below are to the prior year. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans, Deposits, & Asset Quality • Loans $9.7 billion, up $719.5 million • Deposits $10.8 billion, down $514.6 million • Net Charge-offs/Average Loans 0.04%, compared to 0.14% 39

■ Selected in 2021 by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive a $60 million allocation of New Markets Tax Credits. ■ In 2021 we invested over $1.6 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 31,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2021 Environmental, Social and Governance Report is available at https://www.enterprisebank.com/about/corporate- responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the law and regulation applicable to our business, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Pandemic Preparedness Our priority throughout the COVID-19 pandemic is to protect the health and safety of associates and clients while remaining operational. We are abiding by federal, state, and local governmental guidelines as we balance public health concerns with the needs of our business. We continue to follow our Business Continuity Plan and Pandemic Plan and have been able to successfully navigate the pandemic with no significant interruptions. Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 40

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible book value per share, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficiency ratio, tangible book value per share, and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, impact of non-core acquired loans which were acquired from the FDIC and previously covered by loss share agreements, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures.  The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 41

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Average shareholder’s equity $ 1,490,592 $ 1,494,504 $ 1,498,759 $ 1,277,153 $ 902,875 $ 795,477 Less average preferred stock 71,988 71,988 71,988 8,903 — — Less average goodwill 365,164 365,164 365,164 307,614 217,205 193,804 Less average intangible assets 17,544 18,857 19,516 22,460 23,551 24,957 Average tangible common equity $ 1,035,896 $ 1,038,495 $ 1,042,091 $ 938,176 $ 662,119 $ 576,716 Net income available to common shareholders - GAAP $ 59,064 $ 49,263 $ 199,002 $ 133,055 $ 74,384 $ 92,739 Branch-closure expenses — — — 3,441 — — CECL double count — — — 25,353 8,557 — Merger-related expenses — — — 22,082 4,174 17,969 Related tax effect — — — (12,382) (2,734) (3,963) Adjusted net income - Non-GAAP $ 59,064 $ 49,263 $ 199,002 $ 171,549 $ 84,381 $ 106,745 Return on average tangible common equity - GAAP net income 22.62% 18.82% 19.10% 14.18% 11.23% 16.08 % Return on average tangible common equity - Adjusted net income 22.62 18.82 19.10 18.29 12.74 18.51 Return on Average Tangible Common Equity (ROATCE) 42

Reconciliation of Non-GAAP Financial Measures Period end (in thousands, except per share data) December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Shareholders' equity $ 1,522,263 $ 1,446,218 $ 1,529,116 $ 1,078,975 $ 867,185 Less preferred stock 71,988 71,988 71,988 — — Less goodwill 365,164 365,164 365,164 260,567 210,344 Less intangible assets 16,919 18,217 22,286 23,084 26,076 Tangible common equity $ 1,068,192 $ 990,849 $ 1,069,678 $ 795,324 $ 630,765 Period end common shares outstanding 37,253 37,223 37,820 31,210 26,543 Tangible book value per share $ 28.67 $ 26.62 $ 28.28 $ 25.48 $ 23.76 Total assets $ 13,054,172 $ 12,994,787 $ 13,537,358 $ 9,751,571 $ 7,333,791 Less goodwill 365,164 365,164 365,164 260,567 210,344 Less intangible assets 16,919 18,217 22,286 23,084 26,076 Tangible assets $ 12,672,089 $ 12,611,406 $ 13,149,908 $ 9,467,920 $ 7,097,371 Tangible common equity to tangible assets 8.43% 7.86% 8.13% 8.40% 8.89 % Tangible Book Value per Share and Tangible Common Equity Ratio 43

Reconciliation of Non-GAAP Financial Measures Year ended (in thousands) December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Net interest income (GAAP) $ 473,903 $ 360,194 $ 270,001 $ 238,717 $ 191,905 Tax-equivalent adjustment 7,042 5,151 3,190 1,611 820 Less incremental accretion income — — 4,083 4,783 3,701 Net interest income-FTE (non-GAAP) 480,945 365,345 269,108 235,545 189,024 Noninterest income 59,162 67,743 54,503 49,176 38,347 Less other income from non-core acquired assets — — — 1,372 1,048 Less gain on sale of investment securities — — 421 243 9 Less gain (loss) on sale of other real estate owned (93) 884 — — — Less other non-core income — — 265 266 675 Core revenue (non-GAAP) 540,200 432,204 322,925 282,840 225,639 Noninterest expense (GAAP) $ 274,216 $ 245,919 $ 167,159 $ 165,485 $ 119,031 Less amortization on intangibles 5,367 5,691 5,673 5,543 2,503 Less other non-core expenses — — — — 682 Less other expenses (benefits) related to non-core acquired loans — — 57 257 (163) Less branch-closure expenses — 3,441 — — 239 Less merger-related expenses — 22,082 4,174 17,969 1,271 Core noninterest expense (non-GAAP) $ 268,849 $ 214,705 $ 157,255 $ 141,716 $ 114,499 Core efficiency ratio (non-GAAP) 49.77% 49.68% 48.70% 50.10% 50.74 % Core Efficiency Ratio 44

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) December 31, 2022 September 30, 2022 December 31, 2022 December 31, 2021 Net interest income $ 138,835 $ 124,290 $ 473,903 $ 360,194 Noninterest income 16,873 9,454 59,162 67,743 Less noninterest expense 77,149 68,843 274,216 245,919 Branch-closure expenses — — — 3,441 Merger-related expenses — — — 22,082 PPNR $ 78,559 $ 64,901 $ 258,849 $ 207,541 Average assets $ 12,986,568 $ 13,158,121 $ 13,319,624 $ 11,467,310 ROAA - GAAP net income 1.83% 1.51% 1.52% 1.16 % PPNR ROAA 2.40% 1.96% 1.94% 1.81 % Pre-Provision Net Revenue Return on Average Assets Period end (in thousands) December 31, 2022 December 31, 2021 December 31, 2020 Loans - GAAP $ 9,737,138 $ 9,017,642 $ 7,224,935 Less PPP and other guaranteed loans, net 960,254 1,151,895 1,297,212 Adjusted loans - Non-GAAP $ 8,776,884 $ 7,865,747 $ 5,927,723 Allowance for credit losses $ 136,932 $ 145,041 $ 136,671 Allowance for credit losses/loans - GAAP 1.41% 1.61% 1.89 % Allowance for credit losses/loans - adjusted loans 1.56% 1.84% 2.31 % Allowance Coverage Ratio Adjusted for Guaranteed Loans 45

Q&A Fourth Quarter 2022 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233